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                                                                    Exhibit 23.3


                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Humboldt Bancorp of our report, dated January 26, 2001, included in the Annual Report on Form 10-K of Humboldt Bancorp for the year ended
December 31, 2002.

                                                     /s/ Perry-Smith LLP

Sacramento, California
January 7, 2004